

KBS Growth & Income REIT

Portfolio Update Meeting | May 31, 2019

IMPORTANT DISCLOSURES

The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Growth & Income Real Estate Investment Trust's (the "Company or KBS Growth & Income REIT or KBS G&I REIT") Annual Report on Form 10-K for the year ended December 31, 2018 (the "Annual Report"), and in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2019 (the "Quarterly Report"), including the "Risk Factors" contained therein.

For a full description of the limitations, methodologies and assumptions used to value KBS G&I REIT's assets and liabilities in connection with the calculation of KBS G&I REIT's estimated value per share, see KBS G&I REIT's Current Report on Form 8-K dated December 7, 2018.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.

The Company may fund distributions from any source including, without limitation, from offering proceeds or borrowings. Distributions paid through March 31, 2019 have been funded in part with cash flow from operating activities and in part with debt financing, including advances from the Company's advisor. In addition, distributions have been funded with cash resulting from the advisor's waiver and deferral of its asset management fee. There are no guarantees that the Company will continue to pay distributions or that distributions at the current rate are sustainable. Actual events may cause the value and returns on the Company's investments to be less than that used for purposes of the Company's estimated NAV per share. With respect to the NAV per share, the appraisal methodology used for the appraised properties assumes the properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the appraised properties, with respect to Duff & Phelps, and the valuation estimates used in calculating the estimated value per share, with respect to Duff & Phelps, the Company's advisor and the Company, are the respective party's best estimates as of September 30, 2018, the Company can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the appraised properties and the estimated value per share. These statements herein also depend on factors such as: future economic, competitive and market conditions; the Company's ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of the Company's Annual Report.

About KBS

- Formed by Peter Bren and Chuck Schreiber in 1992. Over 26 years of investment and management experience with extensive long-term investor relationships.
- Transactional volume in excess of $38.9 billion[1], AUM of $11.5 billion[1] and 36.6 million square feet under management[1].
- 8th Largest Office Owner Globally, *National Real Estate Investor*[2].
- Ranked among Top 53 Global Real Estate Investment Managers, *Pensions & Investments*[3].
- Buyer and seller of well-located, yield-generating office and industrial properties.
- Advisor to public and private pension plans, endowments, foundations, sovereign wealth funds and publicly-registered non-traded REITs.
- A trusted landlord to thousands of office and industrial tenants nationwide.
- A preferred partner with the nation's largest lenders.
- A development partner for office, mixed-use and multi-family developments.



[1]As of March 31, 2019.
[2]The ranking by National Real Estate Investor is based on volume of office space owned globally, as of December 31, 2017. The results were generated from a survey conducted by National Rea Estate Investor based on a combination of advertising and website promotion of the survey, direct solicitation of responses from participants, direct email to National Real Estate Investor subscribers and other identified office owners and daily newsletter promotion of the survey, all supplemented with a review of public company SEC filings. [3]Ranked by total worldwide real estate assets, in millions, as of June 30, 2017. Real estate assets were reported net of leverage, including contributions committed or received, but not yet invested.

Regional Focus Map


SEATTLE
PORTLAND
WEST
CENTRAL
EAST
MINNEAPOLIS
BOSTON
NEW YORK CITY
CHICAGO
SAN FRANCISCO
BAY AREA
EAST BAY
SILICON VALLEY
SALT LAKE
CITY
DENVER
WASHINGTON, D.C.
NASHVILLE
RALEIGH
LOS ANGELES
ORANGE COUNTY
/SAN DIEGO
PHOENIX
ATLANTA
DALLAS
AUSTIN
HOUSTON
SOUTHERN
FLORIDA
1
Gateway Target
First-Tier Target
Strong Employment/Growth
KBS Offices
KBS Growth & Income REIT Assets

Investment Objectives

- Achieve long-term growth in the value of the portfolio
- Build a diverse portfolio of core real estate properties
- Preserve and return stockholders' capital contributions
- Provide investors with attractive and stable cash distributions



KBS | Growth & Income Real Estate Investment Trust

Office Market Update

The economy and the national real estate market continue to do well. The national real estate market is not behaving like a late cycle market. We have an accelerating economy, accelerating tenant demand and slowing new construction.

With construction cost rising rapidly because of a lack of labor, rising labor cost, and rising material cost, many new projects are being postponed or cancelled. CBRE had projected new deliveries of 65 million square feet in 2018, but only 51 million were delivered. Such deliveries were well below past peaks of 76.5 million square feet in 2008 and 110 million square feet in 2001.

Accelerating GDP Growth

- 2016: 1.6%
- 2017: 2.3%
- 2018: 3.0%

New Jobs / Month

- 2016: 195,000/month
- 2017: 182,000/month
- 2018: 220,000/month

New Office Absorption (increase in occupied office space)

- 2016: 39 million square feet
- 2017: 49 million square feet
- 2018: 60 million square feet

KBS Growth & Income Real Estate Investment Trust

KBS GROWTH & INCOME REIT

1st Quarter Portfolio Highlights

Portfolio Highlights as of March 31, 2019

FUND OVERVIEW

Initial Private Offering
June 2015 – April 2016

Public Offering
April 2016 – June 2017

Second Private Offering
October 2017 - Current

Current Offering Price (Dec. 2018 NAV)[4]
$9.20 per share

Total Equity Raised[5]
$91.6 million

Current Distribution Rate[7]
6.00% based on NAV

PORTFOLIO OVERVIEW

Total Acquisitions[1]
$179.5 million

Cost Basis[2]
$187.9 million

Dec. 2018 Estimated Value of Portfolio[3]
$206.2 million

Rentable Sq. Ft
683,952

Total Leased[6]
94.5%

Total Leverage[8]
57.4%

[1] Represents aggregate acquisition price (excluding closing costs) of the real estate portfolio and excluding any subsequent capital expenditures.
[2] Represents cost basis, which is acquisition price (excluding closing costs) plus subsequent capital expenditures for the real estate properties in portfolio.
[3] Equals the estimated fair value of the real estate properties as of September 30, 2018.
[4] Data as of September 30, 2018. See the Current Report on Form 8-K dated December 7, 2018.
[5] Includes proceeds from distribution reinvestment plan. Total equity raised as of December 31, 2018 was $90.0 million.
[6] Includes future leases that had been executed but had not yet commenced as of March 31,2019.
[7] Distributions are not guaranteed.
[8] Calculated as total debt on real estate properties of $118.5 million divided by December 2018 estimated value.

Portfolio Highlights as of March 31,2019

Property Name City, State	Property Type/ No. of Buildings	Acquisition Date	Size (SF)	Purchase Price	Occupancy % at Acquisition	Leased % as of 03/31/19[1]
Von Karman Tech Center Irvine, CA	Office 1 Building	8/12/2015	101,161	$21,277,000	100%	92%
Commonwealth Building Portland, OR	Office 1 Building	6/30/2016	224,122	$68,545,000	96%	96%
The Offices at Greenhouse Houston, TX	Office 1 Building	11/14/2016	203,284	$46,489,000	95%	100%
213 West Institute Place Chicago, IL	Office 1 Building	11/9/2017	155,385	$43,155,000	92%	87%
		TOTAL	**683,952**	**$179,466,000** [2]	**96%**	**95%**

[1] Total leased percentage includes future leases that have been executed but have not yet commenced as of March 31, 2019.
[2] Purchase price reflects contractual purchase price, net of closing credits, and excludes acquisition fees and expenses.

Capital Management as of March 31, 2019

Total debt	$118.5 million
Loan-To-Value [1]	57%
Average cost of debt [2]	4.2% per annum
Average term to initial maturity	2.47 years
Average term to fully extended maturity	4.47 years

Initial Debt Maturities



$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
($000)
$-
$72,800 3
$-
$-
$45,681
$-
2019
2020
2021
2022
2023
Thereafter

Interest Rate Exposure ($ in millions)



Floating- Rate Debt (Unswapped)
$40.0
34%
Floating-Rate Debt (Fixed through Swap)
$78.5 4
66%

1 Calculated as total debt on properties of $118.5 million divided by December 2018 estimated value of portfolio.
2 Average cost of debt as of March 31, 2019, excludes impact of forward swaps that are not yet effective as of March 31, 2019.
3 As of March 31, 2019, $72.8 million of debt maturing in 2020 has the option to extend to 2022.
4 Floating-rate debt (fixed through swaps) includes forward swaps starting 04/01/19.

KBS Growth & Income Real Estate Investment Trust

Property Overview as of March 31, 2019

Key Statistics	
No. of Assets	4
Toal Rentable Sq. Ft	683,952
Wtd. Avg. Lease Term	4.0 years
Economic Occupancy	91.3%
Leased Occupancy[1]	94.5%
No. of Tenants	71



Geographic Diversification
Occupied Square Feet
CA
14%
OR
33%
TX
33%
IL
20%



Leased Occupancy1
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
91.8%
96.3%
100.0%
86.5%
Von Karman
Commonwealth
Offices at Greenhouse
213 W. Institute

[1] Leased % includes future leases that had been executed but had not yet commenced as of March 31, 2019.



Occupied SF Expirations as of March 31, 2019
Occupied SF Expiring
200,000
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
2.2%
6.5%
6.1%
14.5%
6.9%
25.3%
29.1%
0.9%
5.5%
3.0%
0.0%
0.0%
MTM
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Thereafter

KBS Growth & Income Real Estate Investment Trust

Tenancy Overview as of March 31, 2019

Top 10 Tenants	Industry	Property	%
AECOM	Professional, Scientific, and Technical	Offices at Greenhouse	22.6%
LNH, Inc.	Information	Von Karman	7.2%
J. Connor Consulting, Inc.	Management Consulting	Offices at Greenhouse	5.1%
Quantum Spatial	Professional, Scientific, and Technical	Commonwealth	3.8%
City of Portland	Public Administration (Government)	Commonwealth	3.3%
Galois, Inc	Computer Systems Design & Programming	Commonwealth	3.3%
Otoharmonics Corporation	Professional, Scientific, and Technical	Commonwealth	3.2%
Cushing and Company	Other	213 W. Institute	3.0%
Infogroup, Inc.	Information	Commonwealth	2.2%
Kennedy Jenks Consulting, Inc	Professional, Scientific, and Technical	Commonwealth	2.1%
Total (based on total occupied square feet)			55.8%
Weighted Average Lease Term (Top 10 Tenants)			4.79 years

G&I REIT
Industry Diversification
Occupied Square Feet



Information 15%
Computer Systems Design and Programming 5%
Management Consulting 6%
Accommodation and Food Services 5%
Public Administration 4%
Health Care and Social Assistance 3%
Finance 3%
Manufacturing 3%
Other [1] 17%
Professional, Scientific, and Technical Services 39%

[1] Consists of various other industries that individually represent less than 3% of concentration.

KBS Growth & Income Real Estate Investment Trust

Von Karman Tech Center

Investment at a Glance

Location	Irvine, CA
Property Type	Class B Office
Acquisition Date	August 12, 2015
Purchase Price	$21,277,000
No. of Buildings	1
Stories	2
Total Rentable Square Feet	101,161 SF
Site Size	4.61 Acres
Year Built/Renovated	1980/2013-2014
Leased % at Acquisition	100%
Current Leased Occupancy 3/31/19	91.8%
Avg. Rental Rate at Acquisition	$20.16/SF
Avg. 2018 In-Place Rental Rate	$23.11/SF
Current Market Rental Rate	$34.00/SF
2018 NOI Yield	5.69%*
Submarket	Irvine Airport Area
Key Tenants	% of Bldg.
LNH, Inc.	44.4%
Tadamerry Corp	9.2%
Lee & Sakahara Architects	7.8%


100
100

**2018 NOI yield is calculated by taking the 2018 total NOI divided by the property's average cost basis*

Commonwealth Building

Investment at a Glance

Location	Portland, OR
Property Type	Class A Office
Acquisition Date	June 30, 2016
Purchase Price	$68,545,000
No. of Buildings	1
Stories	14
Total Rentable Square Feet	224,122 SF
Site Size	0.46 Acres
Year Built/Renovated	1948/2013-2015/2017
Leased % at Acquisition	96.2%
Current Leased Occupancy 3/31/19	96.3%
Avg. Rental Rate at Acquisition	$23.14/SF
Avg. 2018 In-Place Rental Rate	$25.38/SF
Current Market Rental Rate	$38.00/SF
2018 NOI Yield	5.26%*
Submarket	CBD
Key Tenants	% of Bldg.
Galois, Inc.	14.1%
Quantum Spatial	10.9%
City of Portland	9.2%



**2018 NOI yield is calculated by taking the 2018 total NOI divided by the property's average cost basis*

KBS | Growth & Income Real Estate Investment Trust

The Offices at Greenhouse

Investment at a Glance

Location	Houston, TX
Property Type	Class A Office
Acquisition Date	November 14, 2016
Purchase Price	$46,489,000
No. of Buildings	1
Stories	5
Total Rentable Square Feet	203,284 SF
Site Size	4.6 Acres
Year Built/Renovated	2014
Leased % at Acquisition	95.2%
Current Leased Occupancy 3/31/19	100%
Avg. Rental Rate at Acquisition	$19.40/SF
Avg. 2018 In-Place Rental Rate	$20.18/SF
Current Market Rental Rate	$23.00/SF
2018 NOI Yield	8.14%*
Submarket	Energy Corridor
Key Tenants	% of Bldg.
Aecom	69.3%
J. Connor Consulting	15.8%
World Fuel Services	4.5%



**2018 NOI yield is calculated by taking the 2018 total NOI divided by the property's average cost basis*

KBS | Growth & Income Real Estate Investment Trust

213 West Institute

Investment at a Glance

Location	Chicago, IL
Property Type	Class B Office
Acquisition Date	November 9, 2017
Purchase Price	$43,155,000
No. of Buildings	1
Stories	7
Total Rentable Square Feet	155,385 SF
Site Size	.67 Acres
Year Built/Renovated	1908/2017
Leased % at Acquisition	92.4%
Current Leased Occupancy 3/31/19	86.5% [1]
Avg. Rental Rate at Acquisition	$24.16/SF
Avg. 2018 In-Place Rental Rate	$24.97/SF
Current Market Rental Rate	$33.50/SF
2018 NOI Yield	5.20% [2]
Submarket	River North
Key Tenants	% of Bldg.
Cushing and Company	12.2%
Downtown Entertainment	11.2%
Codingdojo	5.6%



[1] Includes two new leases recently signed for 6,313 SF starting June 2019 and a lease for 2,226 SF starting April 2019.
[2] 2018 NOI yield is calculated by taking the 2018 total NOI divided by the property's average cost basis.

KBS Growth & Income Real Estate Investment Trust

AM Fee Deferral



AM Fee Deferral

In an effort to provide better dividend coverage to shareholders, the advisor has waived $0.5 million of total asset management fees since inception and has deferred payment of $2.7 million in asset management fees from inception through March 31, 2019.

2019 Goals



- Continue to raise capital and grow the size and diversity of the portfolio
- Continue value enhancing capital projects to maintain the high level of occupancy
- Improve property cash flow through strategic leasing renewals with existing tenants and new leases for current vacant space
- Invest in strategic real estate acquisitions
- Continue to provide a strong dividend yield

Distribution History[1]

Period	Annualized Distribution Rate[2]
October 2015 - August 2017	5.0%
September 2017 - April 2018	5.5%
May 2018 - May 2019	6.0%

1 Total distributions paid through March 31, 2019, consisted of 53.5% paid in cash and 46.5% reinvested through the distribution reinvestment plan. The Company has funded some of its total distributions paid with debt financing, including an advance from its advisor, and cash resulting from a waiver and a deferral of asset management fees by its advisor. To the extent the Company pays distributions from sources other than cash flows from operations, it will have less funds available for the acquisition of real estate investments, the overall return to stockholders may be reduced and subsequent investors will experience dilution. In addition, because distributions have been funded with cash resulting from the waiver or deferral certain fees to its advisor, distributions may not be sustainable. For more information, please refer to the Company's public filings.

2 The board of directors declared daily distributions for each day in the period that if paid each day for a 365-day period, would equal the annualized distribution rate based on the purchase price of the REIT's shares in its offerings in effect as of the declaration date. Beginning September 2017, the purchase price of the Company's shares was equal to its estimated net asset value per share based on its assets and liabilities as determined by its board of directors.

Q&A

Thank You

For Additional Questions, Contact
KBS Capital Markets Group Investor Relations
(866) 527-4264